UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders on May 2, 2023. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of eleven nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	The advisory approval of the Company’s executive compensation; and

4.	The approval of the amendment to the Employee Stock Purchase Plan.

The results of such votes were as follows:

1.    The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Robert S. Silberman	45,667,043	690,270	4,826,341
Melvyn N. Klein	25,078,417	21,278,896	4,826,341
Curtis V. Anastasio	46,105,368	251,945	4,826,341
Anthony R. Chase	40,688,931	5,668,382	4,826,341
Timothy Clossey	46,137,165	220,148	4,826,341
Philip S. Davidson	46,152,569	204,744	4,826,341
Walter A. Dods, Jr.	34,929,972	11,427,341	4,826,341
Katherine Hatcher	36,337,266	10,020,047	4,826,341
William Monteleone	45,235,491	1,121,822	4,826,341
William C. Pate	46,154,123	203,190	4,826,341
Aaron Zell	46,108,426	248,887	4,826,341

2.    The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
50,986,345	185,815	11,494	0

3.    The following votes were cast on the advisory approval of the Company’s executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
45,891,211	456,616	9,485	4,826,342

4.    The following votes were cast on the approval of the amendment to the Employee Stock Purchase Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
46,329,510	17,640	10,163	4,826,341

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: May 5, 2023	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis Senior Vice President, General Counsel, and Secretary